EXHIBIT 10.117

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 20, 2020, is entered into by and among FuelCell Energy, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors party to the Credit Agreement, the lenders party to the Credit Agreement referred to below (collectively, the “Lenders” and each individually a “Lender”) that are signatories hereto, and Orion Energy Partners Investment Agent, LLC, as administrative and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower and the Guarantors have entered into financing arrangements pursuant to which the Lenders have made and provided loans and other financial accommodations, and may in the future make additional loans and financial accommodations, to the Borrower as set forth in the Credit Agreement, dated as of October 31, 2019, by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent (as the same has heretofore been, and may hereafter be, amended, modified, supplemented, extended, renewed, restated, amended and restated or replaced, the “Credit Agreement”);

WHEREAS, the Borrower and the Guarantors desire to amend certain provisions of the Credit Agreement as set forth herein;

WHEREAS, pursuant to Section 10.02(b) of the Credit Agreement, in order to effect the amendments to the Credit Agreement contemplated by this Amendment, this Amendment must be executed by the Borrower and the Required Lenders and acknowledged by the Administrative Agent; and

WHEREAS, the undersigned Lenders constitute the Required Lenders.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Amendments to the Credit Agreement.  Subject to the terms and conditions hereof, effective as of the Second Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2:

(a)Schedule 1.01(b) to the Credit Agreement is hereby amended and supplemented to add the agreement referred to on Annex I hereto.

(b)Each of the following definitions are hereby inserted into Section 1.01 of the Credit Agreement in the appropriate alphabetical location therein:

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of January 20, 2020, by and among the Borrower, each of the Guarantors party thereto, each of the Lenders party thereto, and the Administrative Agent.

“Second Amendment Effective Date” has the meaning ascribed to such term in the Second Amendment.

(c)Article V of the Credit Agreement is hereby amended to insert the following new Section 5.25 in the appropriate numerical location therein to read in its entirety as follows:

Section 5.25Canadian Class A Preferred Shares.  The Borrower shall, and shall cause FCE FuelCell Energy Ltd. (“FCE Canada”) to, on or prior to November 1, 2021, either (i) pay and satisfy in full all of their respective obligations in respect of, and fully redeem and cancel, all of the shares of Series 1 Preferred Stock of FCE Canada, or (ii) deposit in a newly created account of FCE Canada or the Borrower (the “Series 1 Account”) cash in an amount sufficient to pay and satisfy in full all of their respective obligations in respect of, and to effect a redemption and cancellation in full of, all of the shares of Series 1 Preferred Stock of FCE Canada.  In the event that FCE Canada or the Borrower shall elect to satisfy their obligations under the foregoing sentence pursuant to clause (ii) thereof, then, from and after the deposit of such cash in the Series 1 Account, FCE Canada and the Borrower shall thereafter not use any amounts contained in the Series 1 Account for any purpose other than the payment and satisfaction in full of all of their respective obligations in respect of, and the redemption and cancellation in full of, all of the shares of Series 1 Preferred Stock of FCE Canada.

(d)Clause (d)(i) to Section 7.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i)Sections 5.01 (as to existence), 5.11(f), 5.13, 5.24, 5.25, or Article VI; or

SECTION 2.   Conditions Precedent.  This Amendment shall only become effective upon the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by the Borrower, the Guarantors and the Required Lenders.

SECTION 3.   Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)Each of the Loan Parties has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Amendment and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Amendment.

(b)This Amendment has been duly executed and delivered by each Loan Party and is in full force and effect and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) by implied covenants of good faith and fair dealing.

(c)The execution, delivery and performance by each Loan Party of this Amendment does not and will not, as applicable, (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other material instrument or agreement to which any Loan Party is a party or by which it is bound or to which any Loan Party’s property or assets are subject, or (iii) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law.

(d)After giving effect to this Amendment, the representations and warranties of the Borrower and each of the other Loan Parties contained in the Credit Agreement, the Security Agreement and the other Financing Documents are true, correct and complete in all material respects (without duplication of any materiality provision contained therein) on and as of the Second Amendment Effective Date (or any earlier date with respect to which any such representation or warranty relates).

(e)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.   Effect of this Amendment; Ratification.

(a)Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Credit Agreement, the Security Agreement or any other Financing Document are intended or implied, and in all other respects the Credit Agreement, the Security Agreement and each other Financing Document is hereby specifically ratified and confirmed by all parties hereto as of the Second Amendment Effective Date and neither the Borrower nor any other Loan Party shall be entitled to any other or further amendment solely by virtue of the provisions of this Amendment or the subject matter of this Amendment.  This Amendment is not a novation, satisfaction, release or discharge of any of the obligations of the Borrower or any other Loan Party under the Credit Agreement, the Security Agreement or any other Financing Document.  This Amendment shall be deemed to be a Financing Document.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any obligation of the Borrower or any other Loan Party under, or any right, power, or remedy of the Administrative Agent or the Lenders under, the Credit Agreement, the Security Agreement or any other Financing Document (which rights, powers and remedies are expressly reserved), nor constitute a consent to or waiver of any past, present or future violations of any provision of the Credit Agreement, the Security Agreement or any other Financing Document.

(c)For the benefit of the Administrative Agent and the Lenders, the Borrower and each other Loan Party hereby (i) affirms and confirms its guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement, the Security Agreement and the other Financing Documents, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement, the Security Agreement and each of the other Financing Documents, (iii) agrees that (x) the Credit Agreement, the Security Agreement and each other Financing Document shall continue to be in full force and effect and (y) all guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement, the Security Agreement and each other Financing Document shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders, (iv) confirms and agrees that it is truly and justly indebted to the Lenders and the Administrative Agent in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (v) reaffirms and admits the validity and enforceability of the Financing Documents.

SECTION 5.   Expenses.  The Borrower and the other Loan Parties agree to pay, or reimburse, the Administrative Agent for all expenses reasonably incurred for the preparation and negotiation of this Amendment and related agreements and instruments and the transactions contemplated hereby, including, but not limited to, the reasonable and documented fees and expenses of counsel to the Administrative Agent.

SECTION 6.   Governing Law; Jurisdiction; Etc.

(a)Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b)Submission to Jurisdiction.  Any legal action or proceeding with respect to this Amendment shall, except as provided in clause (d) below, be brought in the courts of the State of New York, or of the United States District Court for the Southern District of New York, in each case, seated in the County of New York and, by execution and delivery of this Amendment, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts.  Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

(c)Waiver of Venue.  Each party hereto hereby irrevocably waives any objection that it may now have or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Amendment brought in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, seated in the County of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(d)Rights of the Secured Parties.  Nothing in this Section 6 shall limit the right of the Secured Parties to refer any claim against a Loan Party to any court of competent jurisdiction anywhere else outside of the State of New York, nor shall the taking of proceedings by any Secured Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

(e)WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(f)Waiver of Immunity.  To the extent that any Loan Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, sovereign immunity or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity, to the fullest extent permitted by law, in respect of its obligations under this Amendment.

SECTION 7.   Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

SECTION 8.   Captions.  The captions in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

SECTION 9.   No Course of Dealing.  The Borrower and each other Loan Party acknowledges that (a) except as expressly set forth herein, neither the Administrative Agent nor any Lender has agreed (and has no obligation whatsoever to discuss, negotiate or agree) to any restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement, the Security Agreement or any other Financing Document or any of the terms thereof, and (b) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Administrative Agent or any Lender with respect to any future restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement, the Security Agreement or any other Financing Document or any of the terms thereof.

SECTION 10.   Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:

FUELCELL ENERGY, INC.

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

GUARANTORS:

FUELCELL ENERGY FINANCE II, INC.

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:

BAKERSFIELD FUEL CELL 1, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

[Second Amendment to Credit Agreement]

GUARANTORS:

CENTRAL CA FUEL CELL 2, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

YAPHANK FUEL CELL PARK, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

LONG BEACH TRIGEN, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

[Second Amendment to Credit Agreement]

GUARANTORS:

SAN BERNARDINO FUEL CELL, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

MONTVILLE FUEL CELL PARK, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

EASTERN CONNECTICUT FUEL CELL PROPERTIES, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

[Second Amendment to Credit Agreement]

GUARANTORS:

CR FUEL CELL, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

BRT FUEL CELL, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

DERBY FUEL CELL, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

[Second Amendment to Credit Agreement]

GUARANTORS:

HOMESTEAD FUEL CELL, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

CENTRAL CT FUEL CELL 1, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

FARMINGDALE CT FUEL CELL 1, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

[Second Amendment to Credit Agreement]

GUARANTORS:

NEW BRITAIN RENEWABLE ENERGY, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

Groton station fuel cell, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President, CFO

[Second Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

ORION ENERGY PARTNERS INVESTMENT AGENT, LLC,

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

COLLATERAL AGENT:

ORION ENERGY PARTNERS INVESTMENT AGENT, LLC,

/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Second Amendment to Credit Agreement]

LENDERS:

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.

By: Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By: Orion Energy Credit Opportunities Fund II Holding, LLC
Its:	General Partner

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.

By: Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By: Orion Energy Credit Opportunities Fund II Holding, LLC
Its:	General Partner

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

[Second Amendment to Credit Agreement]

LENDERS:

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.

By: Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By: Orion Energy Credit Opportunities Fund II Holding, LLC
Its:	General Partner

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUELCELL CO-INVEST, L.P.

By: Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By: Orion Energy Credit Opportunities Fund II Holding, LLC
Its:	General Partner

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

[Second Amendment to Credit Agreement]

ANNEX I

Class A Cumulative Redeemable Exchangeable Preferred Shares of FCE FuelCell Energy Ltd. as Modified by Letter Agreement on January 20, 2020